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                                                                    EXHIBIT 10.2

                              SONIC FOUNDRY, INC.

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE 1

                                    GENERAL

     1.1 PURPOSE. The purpose of the Sonic Foundry, Inc. Non-Employee Directors' Stock Option Plan is to secure for Sonic Foundry, Inc. and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company who are not employees for the Company.

     1.2 MAXIMUM NUMBER OF SHARES. The Maximum number of shares of Common Stock that may be offered under the Plan is 90,000 subject to adjustment as provided in Section 3.1 below. The Common Stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

     1.3. DEFINITIONS. The following words and terms as used herein shall have that meaning set forth therefor in this Section 1.3 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

          1.3.1 "BOARD" or "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

          1.3.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

          1.3.3  "COMMON STOCK" shall mean the common stock of the Company.

          1.3.4  "COMPANY" shall mean Sonic Foundry, Inc. and its successors.

          1.3.5  "EFFECTIVE DATE" is defined in Section 3.9.

          1.3.6 "FAIR MARKET VALUE" of the shares of Common Stock shall mean the closing price on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock as reported on the American Stock Exchange or such other exchange on which the stock is listed, or if such
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stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ'S successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Board in good faith and based on all relevant factors.

          1.3.7 "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article 2 of this Plan.

          1.3.8 "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board of Directors who is not an employee of the Company.

          1.3.9   "OPTION" shall mean an NSO.

          1.3.10 "OPTIONEE" shall mean a Non-Employee Director to whom an Option is granted under the Plan.

          1.3.11 "PLAN" shall mean the Sonic Foundry, Inc. Non-Employee Directors' Stock Plan, as set forth herein and as amended from time to time.

     1.4  ADMINISTRATION. The Plan shall be administered by the Board.

          1.4.1 The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan. The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

          1.4.2 To the fullest extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own

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behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Amended and Restated Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     1.5 ELIGIBILITY REQUIREMENTS. Each Non-Employee Director shall be eligible to receive Options to accordance with Article 2 below. The adoption of this Plan shall not be deemed to give any director any right to or be granted options to purchase Common Stock, except to the extent and upon such terms and conditions as set forth in this Plan.

                                   ARTICLE 2

                        TERMS AND CONDITIONS OF OPTIONS

     2.1 GRANT. Options granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the terms and conditions set forth under this Article 2.

     2.2 NUMBER OF SHARES. Each Non-Employee Director shall receive an Option for 10,000 shares of Common Stock upon his initial appointment to the Board, except that each Non-Employee Director currently in Office shall receive an Option for 10,000 Shares of Common Stock on the date this Plan is adopted by the Directors. In addition, each year, commencing with the year 1998, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who is then reelected or who is continuing as a member of the Board after the adjournment of the Annual Meeting shall receive an Option for 10,000 shares of Common Stock.

     2.3 OPTION PRICE. The Option exercise price shall be the Fair Market Value of the Common Stock on the date of the Annual Meeting of Stockholders.

     2.4 METHOD OF EXERCISE. An Option may be exercised by a Non-Employee Director during such time as may be permitted by the Option and the Plan by providing written notice to the Board and tendering the purchase price in accordance with the provisions of Section 2.5, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board.

     2.5 METHOD OF PAYMENT. Each Option shall state the method of payment for the Option price upon the Option. The method of payment stated in the Option shall include payment in full (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (b) in the discretion of and in the manner determined by the Board, by the delivery of shares of Common Stock already owned by the Optionee, (c) by any other legally permissible means acceptable to the Board at the time of the grant of the Option (including a promissory note or cashless exercise as permitted under the Federal Reserve

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Board's Regulation T, subject to applicable legal restrictions), or (d) in the discretion of the Board, through a combination of (a), (b) and (c) of this
Section 2.5. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Board with respect to the Fair Market Value of such shares shall be final and conclusive.

     2.6  TERM AND EXERCISE OF OPTIONS.

          2.6.1 One hundred percent (100%) of the total number of shares of Common Stock covered by the Option shall become exercisable beginning with the first anniversary date of the grant of the Option and shall be exercisable by the Non-Employee Director for a period of ten (10) years from the date of grant. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

          2.6.2 Notwithstanding the foregoing no Option or any part of an Option shall be exercisable unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the

     2.7 DEATH OR OTHER TERMINATION OF POSITION AS A DIRECTOR. Subject to the provisions of Section 2.6:

          2.7.1 If a person shall cease to be a Non-Employee Director for any reason, such person, or in the case of death, the executors, administrators, legatees or distributees of such person, as the case may be, may at any time prior to the date of the expiration of the Option, exercise the Option with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such a Non-Employee Director.

          2.7.2 In the event any Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

     2.8 TRANSFERABILITY OF OPTIONS. The Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him or by his legal guardian or representative, except that the option may also be transferable to members of the optionee's Immediate Family (defined hereinbelow), to a partnership whose members are only the optionee and/or members of the optionee's Immediate Family, or to a trust for the benefit of only the optionee and/or members of the optionee's Immediate Family.

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     An individual's "Immediate Family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse (including such ancestors and descendants by adoption).

     2.9 DELIVERY OF CERTIFICATES REPRESENTING SHARES. As soon as practicable after the exercise of an Option, the Company shall deliver, or cause to be delivered, to the Non-Employee Director exercising the Option, a certificate or certificates representing the shares of Common Stock purchased upon the exercise. Certificates representing shares of Common Stock to be delivered to a Non-Employee Director shall be registered in the name of such director.

     2.10 RIGHTS AS A STOCKHOLDER. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her Option until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in
Article 3.


                                   ARTICLE 3

                                 MISCELLANEOUS

     3.1  STOCK ADJUSTMENTS.

          3.1.1 In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares of Common Stock covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option shall be proportionately and appropriately adjusted for any such increase or decrease.

          3.1.2 Subject to any required action by the stockholders, if any change occurs in the Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Common Stock, then, in any such event, the number and type of shares covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate.

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          3.1.3    In the event of a change in the Common Stock as presently
constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

          3.1.4 To the extent that the foregoing adjustment relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Board, whose determination in that respect shall be final, binding and conclusive.

          3.1.5 Except as hereinabove expressly provided in this Section 3.1, a Non-Employee Director shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

          3.1.6 The existence of the Plan, and the grant of any Option pursuant to the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

     3.2 LISTING AND REGISTRATION OF COMMON STOCK. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Common Stock covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 3.2 become operative, and if, as a result thereof, the exercise of an Option is delayed, then and in that event, the term of the Option shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

     3.3 TERM OF THE PLAN. The Plan shall terminate upon the earlier of the following dates or events; (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) ten years from the Effective Date.

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     3.4  AMENDMENT OF THE PLAN; TERMINATION. The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever.

     3.5 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     3.6 NO OBLIGATION TO EXERCISE. The granting of any Option under the Plan shall impose no obligation upon any Optionee to exercise such Option.

     3.7 NO IMPLIED RIGHTS TO DIRECTORS. Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained as a Director or in any other capacity.

     3.8 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

     3.9 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the adoption of the Plan by the Board of Directors.


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